UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 18, 2023

Commission File Number: 0-29923

Orbital Infrastructure Group, Inc.
(Exact Name of registrant as specified in Its Charter)

Texas	84-1463284
(State or Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation or Organization)

  5444 Westheimer Road
  Suite 1650
  Houston, Texas 77056
(Address of Principal Executive Offices)

(832) 467-1420
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	OIG	Nasdaq Capital Market

Item 3.03 Material Modification to Rights of Security Holders.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 5.07 Submission of Matters to a Vote of Security Holders

At the Special Meeting of Shareholders for Orbital Infrastructure Group, Inc. (“The Company”) on April 18, 2023, the Company’s shareholders: approved Proposal 1, an amendment to our Certificate of Formation to effect a reverse stock split of our outstanding Common Stock at a reverse stock split ratio ranging from any whole number between 10-for-1 and 40-for-1, subject to and as determined by the Board of Directors; approved Proposal 2, the issuance of shares of our Common Stock and/or securities convertible into or exercisable for our Common Stock equal to 20% or more of our Common Stock outstanding before the issuance in one or more non-public transactions as required by and in accordance with Nasdaq Marketplace Listing Rule 5635(d) and Nasdaq Marketplace Listing Rule 5635(b); approved Proposal 3, ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023; approved Proposal 4, to adjourn or postpone the Virtual Special Meeting, if necessary, to solicit additional proxies to approve Proposals 1 and 2 and approved Proposal 5, to transact such other business as may properly come before the Virtual Special Meeting or any adjournments or postponements thereof.

Proposal 1
Reverse Stock Split Proposal. To approve an amendment to our Certificate of Formation to effect a reverse stock split of our outstanding Common Stock at a reverse stock split ratio ranging from any whole number between 10-for-1 and 40-for-1, subject to and as determined by the Board of Directors.

[61,904,195] FOR          [18,604,429] AGAINST          [126,663] ABSTAIN.

Proposal 2
Issuance Proposal. To approve the issuance of shares of our Common Stock and/or securities convertible into or exercisable for our Common Stock equal to 20% or more of our Common Stock outstanding before the issuance in one or more non-public transactions as required by and in accordance with Nasdaq Marketplace Listing Rule 5635(d) and Nasdaq Marketplace Listing Rule 5635(b).

[38,574,910] FOR          [14,723,718] AGAINST          [489,593] ABSTAIN.

Proposal 3
Ratification of Auditors Proposal. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.

[75,626,945] FOR          [3,643,615] AGAINST          [1,364,727] ABSTAIN.

Proposal 4
Adjournment Proposal. To consider and vote on a proposal to adjourn or postpone the Virtual Special Meeting, if necessary, to solicit additional proxies to approve Proposals 1 and 2.

[66,061,899] FOR          [12,569,201] AGAINST          [2,004,187] ABSTAIN.

Proposal 5, to transact such other business as may properly come before the Virtual Special Meeting or any adjournments or postponements thereof.  No other business came before the meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 18th day of April 2023.

Orbital Infrastructure Group, Inc.
(Registrant)

By:  /s/ Wiliam J. Clough
 William J. Clough
 Executive Chairman and CLO